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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 5, 2001



                          BOSTON SCIENTIFIC CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



   DELAWARE                           1-11083                   04-2695240
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(State or Other                     (Commission                (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)


            One Boston Scientific Place, Natick, Massachusetts 01760
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 650-8000
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ITEM 5.  OTHER EVENTS.

     On April 5, 2001, Boston Scientific Corporation ("Boston Scientific" or the "Company") announced that Medinol Ltd. ("Medinol"), manufacturer of the NIR(R) stent sold exclusively by the Company, had filed a lawsuit against Boston Scientific and a number of its current and former employees. The allegations made by Medinol are further described in Medinol's press release dated April 5, 2001, a copy of which is filed as Exhibit 99.1 to this Report. A copy of Boston Scientific's press release dated April 5, 2001 responding to the lawsuit is filed as Exhibit 99.2 to this Report.

     On April 11, 2001, the Company announced that Jim Tobin, President and CEO of Boston Scientific, had delivered certain remarks about the Medinol lawsuit to Boston Scientific's Annual Meeting of Securities Analysts being held at that time. The remarks made by Mr. Tobin are further described in Boston Scientific's press release dated April 11, 2001, a copy of which is filed as Exhibit 99.3 to this Report.

     On April 11, 2001, the Company announced the submission of an application to the U.S. Food and Drug Administration for an Investigational Device Exemption of its internally developed Express(TM) coronary stent. The submission is further described in Boston Scientific's press release dated April 11, 2001, a copy of which is filed as Exhibit 99.4 to this Report.

     On April 26, 2001, the Company announced that Medinol added a claim to its lawsuit alleging that Boston Scientific misappropriated Medinol's NIRFlex(TM) stent technology and incorporated it into Boston Scientific's internally developed Express(TM) coronary stent. The allegation made by Medinol and Boston Scientific's response is further described in Boston Scientific's press release dated April 26, 2001, a copy of which is filed as Exhibit 99.5 to this Report.

     On April 30, 2001, the Company announced that it had filed a lawsuit in the U.S. District Court for the Southern District of New York charging Medinol, and its principals, Judith and Jacob Richter, with fraud, multiple breaches of contract, unfair and deceptive practices, and defamation. The lawsuit is further described in Boston Scientific's press release dated April 30, 2001, a copy of which is filed as Exhibit 99.6 to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (C)  EXHIBITS.

  Exhibit 99.1 Medinol Ltd. Press Release dated April 5, 2001.
  Exhibit 99.2 Boston Scientific Corporation Press Release dated April 5, 2001.
  Exhibit 99.3 Boston Scientific Corporation Press Release dated April 11, 2001.
  Exhibit 99.4 Boston Scientific Corporation Press Release dated April 11, 2001.
  Exhibit 99.5 Boston Scientific Corporation Press Release dated April 26, 2001.
  Exhibit 99.6 Boston Scientific Corporation Press Release dated April 30, 2001.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BOSTON SCIENTIFIC CORPORATION


                               By: /s/ Lawrence J. Knopf
                                   --------------------------------------------
                                   Lawrence J. Knopf
                                   Vice President and Assistant General Counsel

Dated: May 1, 2001





























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